UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

GOUVERNEUR BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56605	37-2102925
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

42 Church Street, Gouverneur, New York 13642

(Address of principal executive offices) (Zip Code)

(315) 287-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On May 13, 2025, Robert W. Barlow notified the Board of Directors of Gouverneur Bancorp, Inc. (the “Company”) and Gouverneur Savings and Loan Association (the “Bank”) that he was resigning as President and Chief Executive Officer of the Company and the Bank, and as a director of the Company and the Bank, effective as of May 13, 2025.

(c)       Effective as of May 13, 2025, the Board of Directors of the Company and the Bank has appointed Charles C. Van Vleet, Jr. as Interim President and Chief Executive Officer of the Company and the Bank.

Mr. Van Vleet, age 67, served as President and Chief Executive Officer of the Company and the Bank from April 2023 through March 2024 and also previously served as President and Chief Executive Officer of the Bank from 2010 through 2021. Mr. Van Vleet joined the Bank as an Assistant Vice President in August 1996. From February 2001 until August 2005 he was a Vice President with the Bank and, in August 2005, he was named Senior Vice President of the Bank. He served as Secretary of the Bank from 1999 to 2010. Mr. Van Vleet served as Executive Vice President and Chief Operating Officer of the Bank from July 2009 to January 2010, when he was named the President and Chief Executive Officer.

There are no family relationships between Mr. Van Vleet and any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which Mr. Van Vleet has been selected to serve as Interim President and Chief Executive Officer of the Company and the Bank. There have been no transactions directly or indirectly involving Mr. Van Vleet that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

No material plan, contract or arrangement has been entered into, or materially amended, in connection with Mr. Van Vleet’s appointment as Interim President and Chief Executive Officer and no grant or award has been made to Mr. Van Vleet under any such plan, contract or arrangement in connection with his appointment as Interim President and Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOUVERNEUR BANCORP, INC.

Date: May 16, 2025	By:	/s/ James D. Campanaro
James D. Campanaro
Vice President and Chief Financial Officer